SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 18, 2002

                        HOME PROPERTIES OF NEW YORK, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                  1-13136           16-1455126
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          (State or other             (Commission       (IRS Employer
          jurisdiction of             File Number)    Identification No.)
           incorporation

                  850 Clinton Square, Rochester, New York 14604
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:(585)546-4900

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM  5.          OTHER EVENTS

         On March 18, 2002, Home Properties of New York, Inc. ("Home Properties" or "Registrant") entered into an underwriting agreement with Bear, Stearns & Co. Inc; A.G. Edwards & Sons, Inc.; BB&T Capital Markets; McDonald Investments Inc.; Stiffel, Nicolaus & Company, Incorporated; U.S. Bancorp Piper Jaffray; and First Union Securities, Inc.(the "Underwriters") pursuant to which the Underwriter will purchase 2,087,000 shares of the Series F Cumulative Redeemable Preferred Stock, par value $.01, of Home Properties (the "Series F Preferred Stock") at a price per share of $25.00. The Underwriters have informed Home Properties that they intend to exercise their option to acquire an additional 313,000 shares , resulting in aggregate proceeds to Home Properties of $58,110,000 before expenses payable by Home Properties which are estimated to be $120,000.

         On March 20, 2002, Home Properties filed with the Securities and Exchange Commission a Prospectus Supplement, dated March 18, 1998, with respect to the transaction described above, supplementing the Home Properties Prospectus, dated May 26, 1998, which forms a portion of Home Properties Registration Statement on Form S-3 (No. 333-52601) covering the Common Stock. This Report on Form 8-K contains the Underwriting Agreement with the Underwriters which is also an exhibit to such Registration Statement.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

     a.       Financial Statements of Businesses Acquired.
              None
     bb.      Pro Forma Financial Information.
              None.
     c.       Exhibits


         99       Additional Exhibits

Exhibit 1 Underwriting Agreement, dated March 18, 2002, between Home Properties of New York, Inc., Home Properties of New York, L.P. and Bear Stearns & Co. Inc.; A.G. Edwards & Sons, Inc.; BB&T Capital Markets; McDonald Investments Inc.; Stifel, Nicolaus & Company, Incorporated; U.S. Bancorp Piper Jaffray; and First Union Securities, Inc.

Exhibit 5 Opinion of Nixon Peabody LLP as to the legality of the Series F Preferred Stock to be issued
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                                      -3-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 20, 2002

                                             Home Properties of New York, Inc.


                                             By:    /s/ Ann M. McCormick
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                                                       Ann M. McCormick
                                                    Senior Vice President